Exhibit 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Charleston Basics , Inc., for the year ending March 31, 2009 , I, Michael Lieber  , President, Chief Executive Officer, and  Chief  Financial Officer of the Company, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.    Such yearly Report on Form 10-K for the year ending March 31, 2009  fully complies with the requirements of  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in such yearly Report on Form 10-K for the year ended March 31, 2009 , fairly represents in all material respects, the financial condition and results of operations of Boxwoods, Inc.

Date: June 29, 2009	By:	/s/ Michael Lieber
Michael Lieber
Chief Executive Officer
(principal executive officer
and duly authorized officer)

Chief Financial Officer
(principal financial officer
And duly authorized officer)